Exhibit 10.13

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND REPLACED WITH “[***]”. SUCH IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF DISCLOSED.

REDEEMABLE PREFERRED STOCK REDEMPTION AGREEMENT

THIS REDEEMABLE PREFERRED STOCK REDEMPTION AGREEMENT (this “Agreement”) is made and entered into effective as of September 17, 2018 by and between VIRACYTE, INC., a Delaware corporation (the “Company”), and the undersigned individuals (individually each a “Shareholder” and collectively “Shareholders”).

WHEREAS, Exhibit A attached hereto lists all Series A1 Preferred Stock and Redeemable Preferred Stock in the Company owned by the Shareholders (collectively, the “Shares”).

WHEREAS, certain of the Shareholders (each a “Seller” and collectively “Sellers”) are selling certain of their respective Shares to the Company as shown on Exhibit A (the “Redeemed Shares”), subject to the terms and conditions of this Agreement.

WHEREAS, the Shareholders and the Company desire to induce a purchaser to purchase shares of Series A2 Preferred Stock of the Company, par value $0.0001 per share (“Series A2 Preferred Stock”), pursuant to that certain Series A2 Preferred Stock Purchase Agreement dated as of the date hereof by and among the Company, the Shareholders and such purchaser (the “Purchase Agreement”) by entering into this Agreement.

NOW, THEREFORE, in consideration of the premises, the mutual agreements set forth below, inducement of the purchase of Series A2 Preferred Stock by the purchaser pursuant to the Purchase Agreement and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties agree as follows:

ARTICLE 1.

PURCHASE AND SALE OF THE SHARES

1.1. Purchase and Sale. On the terms and conditions contained in this Agreement, on the “Closing Date” (as such term is defined herein), Sellers shall sell and assign the Redeemed Shares to the Company, and the Company shall purchase the Redeemed Shares from Sellers.

ARTICLE 2.

PURCHASE PRICE AND TERMS

2.1. Purchase Price. The aggregate purchase price for the Redeemed Shares shall be as follows (the “Purchase Price”):

(a) [***] (the “Closing Payment”), plus

(b) The Earnout Payments described herein.

2.2. Payment Terms. On the Closing Date, the Company shall pay the Closing Payment to Sellers prorata in accordance with their respective Redemption Price as shown on Exhibit A, by wire transfer of certified funds in exchange for such Seller’s Redeemed Shares.

For clarity, no payments shall be owed under this Section 2.2 or Section 2.3 to Shareholders that are not Sellers.

2.3 Earnout Payments. During the Earnout Period (as defined below), on at least an annual basis, on such date as determined by the Board of Directors of the Company provided that such date shall be within 120 days of the end of each calendar quarter (each a “Quarterly Period”), the Company shall make an Earnout Payment to the Sellers on a prorata basis in accordance with the percentages shown in Exhibit A in the column “Earnout Payment Percentages” (“Prorata Percentages”) shown on Exhibit A.

(a) “Earnout Payment” means an aggregate amount equal to the Earnout Percentage Product (as defined in Section 2.3(c) below) multiplied by the Company’s Net Sales (as defined in Section 2.3(d) below) of Viralym-M less the Company’s then existing third party royalty obligations from the sale of Viralym-M Product, including without limitation (i) any payments owed under that certain Exclusive License Agreement between Company (as successor to Viracyte LLC) and Baylor College of Medicine, effective as of June 30, 2017 (as amended from time to time) and (ii) any payments owed under that certain Cancer Research Grant Contract between Company (as successor to Viracyte LLC) and the Cancer Prevention and Research Institute of Texas (as amended from time to time), in each case ((i) or (ii)) with respect to sales of Viralym-M Product.

(b) “Earnout Period” means a period of [***] years from the date of the first commercial sale of Viralym-M Product by the Company.

(c) “Earnout Percentage” means 10%; provided that, the foregoing shall be reduced from [***] to [***] if, during the three year period after the first commercial sale of Viralym-M Product by the Company, the Company pays Sellers, in accordance with their respective Prorata Percentages shown on Exhibit A, an aggregate amount of at least [***].

(d) “Net Sales” means on a country-by-country and Viralym-M Product-by-Viralym- M Product basis, with respect to the applicable payment Quarterly Period for each country, the gross amounts invoiced by the Company or its sublicensees, (each, a “Selling Party”) to unrelated third parties for sales of a Viralym-M Product in such country, less the following deductions to the extent included in the gross invoiced sales price for such Viralym-M Product or otherwise paid, incurred, allowed, accrued or specifically allocated by the Selling Parties with respect to the sale of such Viralym-M Product in such country:

(i) discounts, including customary trade, quantity or cash discounts, credits adjustments or allowances, including those granted on account of price adjustments, billing errors, rejected goods, or damaged goods;

(ii) rebates and chargebacks allowed, given or accrued (including cash, governmental and managed care rebates, hospital or other buying group chargebacks, cash and non-cash coupons, retroactive price reductions, and governmental taxes in the nature of a rebate based on usage levels or sales of such Viralym-M Product);

(iii) uncollectible amounts and charge-offs for bad debts in respect of sales of such Viralym-M Product;

(iv) sales, excise, turnover, inventory, value-added, import, export, excise (including annual fees due under Section 9008 of the United States Patient Protection and Affordable Care Action of 2010 (Pub. L. No. 111-48) and other comparable laws) and other taxes levied on, absorbed, determined or imposed with respect to the sale of such Viralym-M Product (excluding income or net profit taxes or franchise taxes of any kind); and

(v) reasonable charges for delivery or transportation of Viralym-M Product to customers through the use of third party delivery or transportation services, if separately stated.

Net Sales will be determined in accordance with GAAP. Without limiting the generality of the foregoing, transfers or dispositions of a Viralym-M Product for charitable, promotional (including samples), pre-clinical, clinical, or regulatory purposes will be excluded from Net Sales, as will sales or transfers of a Viralym-M Product among the Selling Parties.

Subject to the above deductions, Net Sales shall be deemed to occur on, and only on, the first sale by a Selling Party to a non-sublicensee third party. If non-monetary consideration is received by a Selling Party for the Viralym-M Product in the relevant country, Net Sales will be calculated based on the average price charged for such Viralym-M Product, as applicable, during the preceding Quarterly Period, or in the absence of such sales, the fair market value of the Viralym-M Product, as applicable, as determined by the Board of Directors of the Company in good faith.

(e) “Viralym-M Product” means a non-genetically engineered T-cell product composed of virus-specific T cells that have native T cell receptors that recognize virus infected cells that present antigens from one or more of the following: (i) cytomegalovirus (CMV), (ii) adenovirus (AdV), (iii) Epstein-Barr virus (EBV), (iv) Human herpesvirus-6 (HHV6), (v) BK virus (BK), (vi) JC virus, and (vii) Merkel cell polyomavirus. Viralym-M shall not include any products that are part of the Company’s respiratory VST program.

ARTICLE 3.

CLOSING

3.1. Closing. The Closing of the purchase and sale of the Redeemed Shares shall take place within 10 days after the closing of the Financing (as defined below) at such time and location as determined by the Company (the “Closing Date”). The effective time of the Closing shall be as of 11:59 p.m. on the Closing Date.

ARTICLE 4.

REPRESENTATIONS, WARRANTIES AND ACKNOWLEDGEMENTS OF EACH

SELLER

In connection with and as an inducement to the Company to enter into this Agreement, each Seller represents and warrants to the Company that, as of the Closing Date:

4.1. No Conflicts. The execution and delivery of this Agreement does not, and the performance by such Seller of such Seller’s obligations under this Agreement and the consummation of the transactions contemplated hereby do not and will not, conflict with or result in a violation or breach of any term or provision of any contract, law, order, permit, statute, rule, or regulation applicable to such Seller.

4.2. Title to the Shares. Immediately prior to the Closing Date, such Seller has good title to, the right to possession of, interest (legal and beneficial) in, and the right to sell such Seller’s Redeemed Shares as listed on Exhibit A and that, such Redeemed Shares shall be transferred, on the Closing Date, to the Company free and clear of any pledge, lien, security interest, encumbrance, equitable interest or other restrictions or potentially adverse claim of any kind or nature.

4.3. Third-Party Consents. With respect to such Seller, no consent, approval, authorization and order from any third parties are required for the execution and delivery of this Agreement or to carry out the transactions contemplated by this Agreement.

4.4. Authority. Such Seller has full legal right, power and authority to enter into and perform such Seller’s obligations under this Agreement and to transfer the Redeemed Shares under this Agreement.

4.5. Sophisticated Seller. Such Seller (a) is a sophisticated individual or entity familiar with transactions similar to those contemplated by this Agreement, (b) has adequate information concerning the business and financial condition of the Company to make an informed decision regarding the sale of the Redeemed Shares, (c) has independently and without reliance upon the Company, and based on such information and the advice of such advisors as such Seller has deemed appropriate, made its own analysis and decision to enter into this Agreement. Such Seller acknowledges that neither the Company nor its affiliates is acting as a fiduciary or financial or investment adviser to such Seller, and has not given Seller any investment advice, opinion or other information on whether the sale of the Redeemed Shares is prudent. Such Seller acknowledges that (i) the Company currently may have, and later may come into possession of, information with respect to the Company that is not known to such Seller and that may be material to a decision to sell the Redeemed Shares (“Seller Excluded Information”), (ii) such Seller has determined to sell the Redeemed Shares notwithstanding its lack of knowledge of Seller Excluded Information and (iii) the Company shall have no liability to such Seller, and such Seller waives and releases any claims that it might have against the Company whether under applicable securities laws or otherwise, with respect to the nondisclosure of Seller Excluded Information in connection with the sale of the Redeemed Shares and the transactions contemplated by this Agreement. Such Seller understands that the Company will rely on the accuracy and truth of the foregoing representations, and such Seller hereby consents to such reliance.

4.6. Enforceability. This Agreement constitutes the legally valid and binding obligation of such Seller, enforceable against such Seller in accordance with its terms, except as may be limited by bankruptcy, insolvency, organization, moratorium or similar laws relating to or affecting creditors’ rights generally (including, without limitation, fraudulent conveyance laws) and by general principles of equity, including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing and the possible unavailability of specific performance or injunctive relief, regardless of whether considered in a proceeding in equity or at law.

4.7. Taxes. Such Seller is aware of the tax consequences associated with the transfer of the Redeemed Shares under this Agreement. Such Seller acknowledges that the Company has advised such Seller that there may be adverse tax consequences to such Seller in consummating the sale of the Redeemed Shares. Such Seller also acknowledges that the Company has advised such Seller that (a) such tax consequences will vary with such Seller’s particular circumstances, applicable state tax laws and, in some cases, local tax laws, and (b) such Seller should consult its tax advisor regarding all tax consequences relating to the sale of the Redeemed Shares. The Company makes no representations or warranties with respect to the tax consequences of the sale of the Redeemed Shares. Such Seller agrees and understands that such Seller alone is responsible for the payment of all local, state and/or federal taxes on the payments and any other consideration provided under this Agreement by the Company and any penalties or assessments thereon.

4.8. No Reliance. Such Seller acknowledges and agrees that neither the Company, nor any of its stockholders, officers, directors, employees, or agents (other than such Seller as set forth herein) have (i) acted as an agent, finder or broker for such Seller or such Seller’s agents with respect to the offer, redemption and/or sale of the Redeemed Shares, (ii) made any representations or warranties of any kind, express or implied, to such Seller or such Seller’s agents in connection with the offer, redemption and/or sale of the Redeemed Shares (other than as set forth herein) or (iii) at any time had any duty to such Seller or such Seller’s agents to disclose any information relating to the Company, its business, or financial condition or relating to any other matters in connection with the offer, redemption and/or sale of the Redeemed Shares. In making such Seller’s decision to sell the Redeemed Shares, such Seller is relying solely on their own knowledge and experience and the representations and warranties of the Company set forth in Section 5 hereof.

4.9. Acknowledgements. Such Seller acknowledges and agrees that (i) the value of the Redeemed Shares may significantly appreciate over time; (ii) the price at which the Company is offering to redeem the Redeemed Shares may not be the highest price that such Seller could obtain for the Redeemed Shares in the future; and (iii) such Seller is giving up the opportunity to sell the Redeemed Shares at a higher price and to receive the benefit of future appreciation, if any, in the value of the Redeemed Shares. Such Seller further represents that such Seller has had an opportunity to ask questions and receive answers from the Company regarding the business, properties, prospects and financial condition of the Company, including, without limitation, any strategic transaction, public securities offering, private financing transaction (whether debt or equity), merger, consolidation, recapitalization, reclassification or similar transaction which have been, are being or may be contemplated by the Company; provided, however, that the foregoing shall not limit such Seller’s right to rely upon the representations and warranties of the Company contained in Section 5 hereof. Such Seller is aware that (a) the Company may sell in the future its shares of Common Stock and/or Preferred Stock at a price substantially higher than the

Purchase Price, and (b) if the Company is either sold or consummates a public offering in the future, the consideration received by holders of the Company’s Common Stock and/or Preferred Stock in connection with such transaction or the initial public offering price in such public offering, as the case may be, may be substantially greater than the Purchase Price.

ARTICLE 5.

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

In connection with and as an inducement to Shareholders to enter into this Agreement, the Company represents and warrants to Shareholders that, as of the Closing Date:

5.1. Authority. The Company has the full power and authority to enter into, execute and deliver this Agreement and to consummate the transactions contemplated hereby and any instruments or agreements required herein.

5.2. Execution and Enforceability. This Agreement has been duly executed and delivered by the Company and constitutes a valid and binding obligation of the Company enforceable in accordance with its terms subject to the enforcement of equitable remedies, bankruptcy, insolvency, moratorium and other laws affecting the rights of creditors generally and the judicial limitations of the performance of the remedy of specific performance.

ARTICLE 6.

CONDITIONS TO CLOSING

6.1. The Company. The obligation of the Company to close the purchase of the Redeemed Shares is subject to and contingent upon the following conditions, which, at the sole discretion of the Company, may be waived in whole or in part, but if not waived and not fulfilled, will afford the Company the option to terminate this Agreement by written notice delivered to Sellers at or before the Closing:

(a) Seller’s Representations and Warranties. The representations and warranties of Sellers set forth in Article 4 of this Agreement shall be true and correct in all material respects on the Closing Date.

(b) Seller’s Performance. Each Seller shall have performed all covenants, obligations and agreements contained in this Agreement to be performed and complied with by such Seller on or before the Closing Date.

(c) Closing on Sale of Series A2 Preferred Stock. The Company shall have closed on the sale of 20,000,000 shares of Series A2 Preferred Stock to ElevateBio, LLC and received at least $30,000,000 in gross proceeds (the “Financing”).

(d) Litigation. There shall not be any action, suit or proceeding involving the parties to this Agreement, or otherwise pending before any court or quasi-judicial or administrative agency of any federal, state, local or foreign jurisdiction, or before an arbitrator, in which an unfavorable injunction, judgment, order, decree, ruling or charge would (i) prevent the closing of any of the transactions contemplated by this Agreement, (ii) cause any of the transactions contemplated by this Agreement to be rescinded following the Closing, or (iii) affect adversely the right of the Company with respect to its redemption or ownership of the Redeemed Shares.

6.2. Sellers. The obligation of Sellers to close the sale of the Redeemed Shares is subject to and contingent upon the following conditions, which, at the sole discretion of each Seller, may be waived in whole or in part, but if not waived and not fulfilled, will afford each Seller the option to terminate this Agreement by written notice received by the Company before the Closing:

(a) Company’s Representations and Warranties. The representations and warranties of the Company set forth in Article 5 of this Agreement will be true and correct in all material respects on the Closing Date.

(b) Company’s Performance. The Company shall have performed all covenants, obligations and agreements contained in this Agreement to be performed and complied with by the Company on or before the Closing Date.

ARTICLE 7.

DELIVERY OF DOCUMENTS

On the Closing Date, the following documents, instruments and agreements shall be executed and/or delivered:

7.1. By the Company:

(a) the Closing Payment shall be paid to Sellers prorata in accordance with their respective Redemption Price shown on Exhibit A.

(b) such other documents and instruments as reasonably requested by Sellers.

7.2. By Sellers:

(a) the original certificates, if any, evidencing all of the Redeemed Shares, free and clear of all liens, encumbrances, security interests and other defects in title.

(b) an assignment separate from certificate in the form attached hereto as Exhibit C from each Seller for such Seller’s respective Redeemed Shares in favor of the Company.

(c) such other documents and instruments as reasonably requested by the Company.

ARTICLE 8.

COVENANTS

8.1. Confidentiality. The parties agree to maintain the confidentiality of the terms of this Agreement, except that each party may disclose the terms of this Agreement to his or her family members, accountants, attorneys and financial advisors.

8.2. Cooperation. Prior to the Closing, the parties hereto shall use their respective commercially reasonable efforts to take, or cause to be taken, all actions, and to do, or cause to be done and cooperate with each other in order to do, all things necessary, proper or advisable (subject to any applicable laws) to consummate the Closing and the transactions contemplated hereby as promptly as practicable.

ARTICLE 9.

TERMINATION

9.1. Termination. This Agreement may be terminated as follows:

(a) by mutual written consent of all of the parties hereto at any time prior to the Closing Date;

(b) if any of the conditions contained in Article 6 are not satisfied or waived prior to the Closing Date;

(c) by the Company, in the event of a material breach by any Seller of any provision of this Agreement if such breach has not been (a) waived in writing by the Company, or (b) cured by such Seller to the reasonable satisfaction of the Company within 5 days after delivery by the Company to such Seller of a written notice which describes in detail the breach; or

(d) by Seller’s collectively, in the event of a material breach by the Company of any provision of this Agreement if such breach has not been (a) waived in writing by Sellers holding a majority of the shares of Series A1 Preferred, or (b) cured by the Company to the reasonable satisfaction of Sellers holding a majority of the shares of Series A1 Preferred within 10 days after delivery by Sellers to the Company of a written notice which describes in detail the breach.

9.2. Effect of Termination. If this Agreement is terminated as provided above, (a) this Agreement shall forthwith become void and of no further force and effect, and (b) the parties shall be released from any and all obligations hereunder.

ARTICLE 10.

RELEASES

10.1. Release by Sellers. As of the date of each payment to a Seller hereunder, such Seller absolutely and unconditionally, releases and forever discharges the Company and its shareholders, directors, officers, employees, agents, attorneys, predecessors prior to conversion to a corporation, successors and assigns, of and from any and all claims, demands, obligations (other than the payment obligations hereunder), interests, suits, actions or causes of action, at law or in equity, whether arising by contract, statute, common law or otherwise, both direct and indirect, known or unknown, of whatsoever kind or nature, arising or accruing on or prior to the date of such payment.

10.2. Release in Connection with Closing Payment and Earnout Payment. Each Shareholder acknowledges and agrees that (a) the Closing Payment will only be paid to Sellers in accordance with their respective Redemption Price as shown on Exhibit A, (b) the Earnout Payment will only be paid to Sellers in accordance with their respective Prorata Percentages as shown on Exhibit A, and (c) the Shareholders listed on Exhibit B (i) have no right, title or interest in or to a Closing Payment or an Earnout Payment, (ii) shall not receive any portion of the Closing Payment or the Earnout Payment, and (iii) knowingly and intentionally waive and release any claim to any portion of the Closing Payment and the Earnout Payment.

10.3. Indemnification by Sellers. Each Seller shall defend, indemnify and hold harmless the Company and its shareholders, directors, officers, employees, agents, attorneys, successors and assigns (the “Company Indemnified Parties”) from and against any and all liabilities, losses, damages, claims, costs, expenses, interest, awards, judgments and penalties, including, without limitation, all reasonable attorneys’ and consultants fees and expenses (collectively “Losses”), suffered or incurred by the Company Indemnified Parties arising out of, relating to or resulting from (a) the inaccuracy of any representation or warranty made by such Seller in this Agreement, and (b) the breach by such Seller of any covenant or agreement in this Agreement.

ARTICLE 11.

GENERAL PROVISIONS

11.1. Compliance with Laws and Regulations. The sale and transfer of the Redeemed Shares will be subject to and conditioned upon compliance by the Company and each Seller with all applicable state and federal laws and regulations.

11.2. Expenses. Each party shall pay its own costs and expenses incurred in connection with this Agreement and the transaction contemplated hereby, including, without limitation, any attorney’s fees, accounting fees, broker’s fees, finder’s fees, and commissions.

11.3. No Assignment. No party may assign his or its rights or obligations under the Agreement without the prior written consent of the other party. Notwithstanding the foregoing, a Seller’s right to receive Earnout Payments pursuant to the terms and conditions of this Agreement may not be assigned.

11.4. Binding Effect. All the terms and provisions of this Agreement shall be binding upon and insure to the benefit of and be enforceable by the personal representatives, and permitted successors and assigns of the parties.

11.5. Counterparts. This Agreement may be executed in any number of counterparts, each of which may be executed by less than all of the parties, all of which together will constitute one instrument and will be enforceable against the parties. This Agreement may be executed by facsimile signature or any electronic signature complying with the U.S. federal ESIGN Act of 2000 (e.g., www.docusign.com), such signature is deemed an original signature. Copies of the execution copy of this Agreement or any amendment with one or more signatures sent by facsimile transmission or as a “PDF” (portable document file) attached to an electronic mail message or other transmission method and any counterpart so delivered is deemed to have been duly and validly delivered and are valid, fully enforceable, and effective for all purposes without a manually executed original.

11.6. Changes. This Agreement may not be amended, changed, modified or altered unless in writing and executed by the Company and the holders of a majority of the Shares.

11.7. Governing Law. This Agreement shall be governed and interpreted in accordance with the laws of the State of Delaware, without giving effect to that body of laws pertaining to conflict of laws.

11.8. Section Headings. The Section headings of this Agreement are for the convenience of the parties only and in no way alter, modify, amend, limit, or restrict the contractual obligations of the parties.

11.9. Severability; Waiver. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement. If any provision of this Agreement is determined to be overbroad as written, that provision should be deemed amended to narrow its application to the extent necessary to make the provision enforceable according to applicable law and enforced as amended. Any waiver by a party to declare a breach or seek any remedy available to it under this Agreement or by law will not constitute a waiver as to any past or future breaches or remedies.

11.10. Entire Agreement. This document contains the entire understanding and agreement between the parties with respect to the subject matter set forth herein, and all prior agreements, understandings, discussions, covenants, promises, warranties and representations, oral or written, express or implied, not incorporated herein are superseded hereby.

11.11. No Third Party Beneficiary. This Agreement is solely for the benefit the Company and Shareholders and does not confer any rights to any other party as a third party beneficiary or otherwise.

11.12. Time of the Essence; Good Faith. Time is of the essence for this Agreement. Whenever exercising discretion under this Agreement, each party shall act in good faith.

11.13. Interpretation of Agreement. Despite the possibility that one party or its representatives may have prepared the initial draft of this Agreement or played a greater role in the preparation of subsequent drafts, the parties agree that neither of them will be deemed the drafter of this Agreement and that, in construing this Agreement, no provision will be construed in favor of one party on the ground that such provision was drafted by the other. If any claim is made by a party relating to any conflict, omission, or ambiguity in the provisions of this Agreement, no presumption or burden of proof or persuasion will be implied because this Agreement was prepared by or at the request of either party or its counsel.

11.14. Acknowledgment. The parties acknowledge that the law firm of Winthrop & Weinstine, P.A. represented the Company and not Shareholders in negotiating and drafting this Agreement. Shareholders further acknowledges that Winthrop & Weinstine, P.A. has encouraged Shareholders to seek separate legal counsel because of actual and/or potential conflicts of interest which exist, or which may arise in the future, and that Shareholders have in fact received or has had the opportunity to receive separate counsel.

[signature page follows]

IN WITNESS WHEREOF, the parties to this Redeemable Preferred Stock Redemption Agreement have executed and delivered this Agreement as of the date first set forth above.

VIRACYTE, INC.

/s/ John Wilson
John Wilson
President

Combined Signature Page

By execution and delivery of this signature page, the undersigned hereby agrees that, if not already a party to and bound by, as of the date hereof, it is a party to and bound by the terms and conditions of the following agreements (in the capacities indicated):

(A) the Redeemable Preferred Stock Redemption Agreement (the “Redemption Agreement”), dated as of September 17, 2018, by and among ViraCyte, Inc., a Delaware corporation and the parties thereto, as a “Shareholder”; and

(B) the Series A2 Preferred Stock Purchase Agreement (the “Purchase Agreement”), dated as of September 17, 2018, by and among ViraCyte, Inc., a Delaware corporation, the Shareholders party thereto, and ElevateBio, LLC, as a “Seller”.

The undersigned further agrees and authorizes this signature page to be attached to the Purchase Agreement, or counterparts thereof, and to the Redemption Agreement, or counterparts thereof.

Executed, in counterpart, as of the date set forth below.

SHAREHOLDER:

Date:

13

Combined Signature Page

By execution and delivery of this signature page, the undersigned hereby agrees that, if not already a party to and bound by, as of the date hereof, it is a party to and bound by the terms and conditions of the following agreements (in the capacities indicated):

(A) the Redeemable Preferred Stock Redemption Agreement (the “Redemption Agreement”), dated as of August     , 2018, by and among ViraCyte, Inc., a Delaware corporation and the parties thereto, as a “Shareholder”; and

(B) the Series A2 Preferred Stock Purchase Agreement (the “Purchase Agreement”), dated as of August     , 2018, by and among ViraCyte, Inc., a Delaware corporation, the Shareholders party thereto, and ElevateBio, LLC, as a “Seller”.

The undersigned further agrees and authorizes this signature page to be attached to the Purchase Agreement, or counterparts thereof, and to the Redemption Agreement, or counterparts thereof.

Executed, in counterpart, as of the date set forth below.

SHAREHOLDER:

If entity:	If individual:

Name of Entity	By:	/s/ Ali Behbahani

By:	Name:	Ali Behbahani

Name:	Date:	8/27/2018

Title:	Address:

Date:	[***]

Address:

13

Combined Signature Page

By execution and delivery of this signature page, the undersigned hereby agrees that, if not already a party to and bound by, as of the date hereof, it is a party to and bound by the terms and conditions of the following agreements (in the capacities indicated):

(A) the Redeemable Preferred Stock Redemption Agreement (the “Redemption Agreement”), dated as of August     , 2018, by and among ViraCyte, Inc., a Delaware corporation and the parties thereto, as a “Shareholder”; and

(B) the Series A2 Preferred Stock Purchase Agreement (the “Purchase Agreement”), dated as of August     , 2018, by and among ViraCyte, Inc., a Delaware corporation, the Shareholders party thereto, and ElevateBio, LLC, as a “Seller”.

The undersigned further agrees and authorizes this signature page to be attached to the Purchase Agreement, or counterparts thereof, and to the Redemption Agreement, or counterparts thereof.

Executed, in counterpart, as of the date set forth below.

SHAREHOLDER:

If entity:	If individual:

Name of Entity	By:	/s/ Andrew Arthur

By:	Name:	Andrew Arthur

Name:	Date:	8/27/2018

Title:	Address:

Date:	[***]

Address:

13

Combined Signature Page

By execution and delivery of this signature page, the undersigned hereby agrees that, if not already a party to and bound by, as of the date hereof, it is a party to and bound by the terms and conditions of the following agreements (in the capacities indicated):

(A) the Redeemable Preferred Stock Redemption Agreement (the “Redemption Agreement”), dated as of August     , 2018, by and among ViraCyte, Inc., a Delaware corporation and the parties thereto, as a “Shareholder”; and

(B) the Series A2 Preferred Stock Purchase Agreement (the “Purchase Agreement”), dated as of August     , 2018, by and among ViraCyte, Inc., a Delaware corporation, the Shareholders party thereto, and ElevateBio, LLC, as a “Seller”.

The undersigned further agrees and authorizes this signature page to be attached to the Purchase Agreement, or counterparts thereof, and to the Redemption Agreement, or counterparts thereof.

Executed, in counterpart, as of the date set forth below.

SHAREHOLDER:

If entity:	If individual:

Name of Entity	By:	/s/ Ann Leen

By:	Name:	Ann Leen

Name:	Date:	8/27/2018

Title:	Address:

Date:	[***]

Address:

13

Combined Signature Page

By execution and delivery of this signature page, the undersigned hereby agrees that, if not already a party to and bound by, as of the date hereof, it is a party to and bound by the terms and conditions of the following agreements (in the capacities indicated):

(A) the Redeemable Preferred Stock Redemption Agreement (the “Redemption Agreement”), dated as of August     , 2018, by and among ViraCyte, Inc., a Delaware corporation and the parties thereto, as a “Shareholder”; and

(B) the Series A2 Preferred Stock Purchase Agreement (the “Purchase Agreement”), dated as of August     , 2018, by and among ViraCyte, Inc., a Delaware corporation, the Shareholders party thereto, and ElevateBio, LLC, as a “Seller”.

The undersigned further agrees and authorizes this signature page to be attached to the Purchase Agreement, or counterparts thereof, and to the Redemption Agreement, or counterparts thereof.

Executed, in counterpart, as of the date set forth below.

SHAREHOLDER:

If entity:	If individual:

Name of Entity	By:	/s/ Bambi Grilley

By:	Name:	Bambi Grilley

Name:	Date:	8/27/2018

Title:	Address:

Date:	[***]

Address:

13

Combined Signature Page

By execution and delivery of this signature page, the undersigned hereby agrees that, if not already a party to and bound by, as of the date hereof, it is a party to and bound by the terms and conditions of the following agreements (in the capacities indicated):

(A) the Redeemable Preferred Stock Redemption Agreement (the “Redemption Agreement”), dated as of August     , 2018, by and among ViraCyte, Inc., a Delaware corporation and the parties thereto, as a “Shareholder”; and

(B) the Series A2 Preferred Stock Purchase Agreement (the “Purchase Agreement”), dated as of August     , 2018, by and among ViraCyte, Inc., a Delaware corporation, the Shareholders party thereto, and ElevateBio, LLC, as a “Seller”.

The undersigned further agrees and authorizes this signature page to be attached to the Purchase Agreement, or counterparts thereof, and to the Redemption Agreement, or counterparts thereof.

Executed, in counterpart, as of the date set forth below.

SHAREHOLDER:

If entity:	If individual:

Name of Entity	By:	/s/ Brett H Larson

By:	Name:	Brett H Larson

Name:	Date:	8/28/2018

Title:	Address:

Date:	[***]

Address:

13

Combined Signature Page

By execution and delivery of this signature page, the undersigned hereby agrees that, if not already a party to and bound by, as of the date hereof, it is a party to and bound by the terms and conditions of the following agreements (in the capacities indicated):

(A) the Redeemable Preferred Stock Redemption Agreement (the “Redemption Agreement”), dated as of August     , 2018, by and among ViraCyte, Inc., a Delaware corporation and the parties thereto, as a “Shareholder”; and

(B) the Series A2 Preferred Stock Purchase Agreement (the “Purchase Agreement”), dated as of August     , 2018, by and among ViraCyte, Inc., a Delaware corporation, the Shareholders party thereto, and ElevateBio, LLC, as a “Seller”.

The undersigned further agrees and authorizes this signature page to be attached to the Purchase Agreement, or counterparts thereof, and to the Redemption Agreement, or counterparts thereof.

Executed, in counterpart, as of the date set forth below.

SHAREHOLDER:

If entity:	If individual:

Name of Entity	By:	/s/ Dan Welch

By:	Name:	Dan Welch

Name:	Date:	8/27/2018

Title:

Date:	[***]

13

Combined Signature Page

By execution and delivery of this signature page, the undersigned hereby agrees that, if not already a party to and bound by, as of the date hereof, it is a party to and bound by the terms and conditions of the following agreements (in the capacities indicated):

(A) the Redeemable Preferred Stock Redemption Agreement (the “Redemption Agreement”), dated as of August     , 2018, by and among ViraCyte, Inc., a Delaware corporation and the parties thereto, as a “Shareholder”; and

(B) the Series A2 Preferred Stock Purchase Agreement (the “Purchase Agreement”), dated as of August     , 2018, by and among ViraCyte, Inc., a Delaware corporation, the Shareholders party thereto, and ElevateBio, LLC, as a “Seller”.

The undersigned further agrees and authorizes this signature page to be attached to the Purchase Agreement, or counterparts thereof, and to the Redemption Agreement, or counterparts thereof.

Executed, in counterpart, as of the date set forth below.

SHAREHOLDER:

If entity:	If individual:

Name of Entity	By:	/s/ Daniel E. Lee

By:	Name:	Daniel E. Lee

Name:	Date:	8/27/2018

Title:	Address:

Date:	[***]

Address:

13

Combined Signature Page

By execution and delivery of this signature page, the undersigned hereby agrees that, if not already a party to and bound by, as of the date hereof, it is a party to and bound by the terms and conditions of the following agreements (in the capacities indicated):

(A) the Redeemable Preferred Stock Redemption Agreement (the “Redemption Agreement”), dated as of August     , 2018, by and among ViraCyte, Inc., a Delaware corporation and the parties thereto, as a “Shareholder”; and

(B) the Series A2 Preferred Stock Purchase Agreement (the “Purchase Agreement”), dated as of August     , 2018, by and among ViraCyte, Inc., a Delaware corporation, the Shareholders party thereto, and ElevateBio, LLC, as a “Seller”.

The undersigned further agrees and authorizes this signature page to be attached to the Purchase Agreement, or counterparts thereof, and to the Redemption Agreement, or counterparts thereof.

Executed, in counterpart, as of the date set forth below.

SHAREHOLDER:

If entity:	If individual:

Name of Entity	By:	/s/ Devan V. Padmanabhan

By:	Name:	Devan V. Padmanabhan

Name:	Date:	8/27/2018

Title:	Address:

Date:	[***]

Address:

Combined Signature Page

By execution and delivery of this signature page, the undersigned hereby agrees that, if not already a party to and bound by, as of the date hereof, it is a party to and bound by the terms and conditions of the following agreements (in the capacities indicated):

(A) the Redeemable Preferred Stock Redemption Agreement (the “Redemption Agreement”), dated as of August     , 2018, by and among ViraCyte, Inc., a Delaware corporation and the parties thereto, as a “Shareholder”; and

(B) the Series A2 Preferred Stock Purchase Agreement (the “Purchase Agreement”), dated as of August     , 2018, by and among ViraCyte, Inc., a Delaware corporation, the Shareholders party thereto, and ElevateBio, LLC, as a “Seller”.

The undersigned further agrees and authorizes this signature page to be attached to the Purchase Agreement, or counterparts thereof, and to the Redemption Agreement, or counterparts thereof.

Executed, in counterpart, as of the date set forth below.

SHAREHOLDER:

If entity:	If individual:

Name of Entity	By:	/s/ Eliot Laurence

By:	Name:	Eliot Laurence

Name:	Date:	8/27/2018

Title:	Address:

Date:	[***]

Address:

Combined Signature Page

By execution and delivery of this signature page, the undersigned hereby agrees that, if not already a party to and bound by, as of the date hereof, it is a party to and bound by the terms and conditions of the following agreements (in the capacities indicated):

(A) the Redeemable Preferred Stock Redemption Agreement (the “Redemption Agreement”), dated as of August     , 2018, by and among ViraCyte, Inc., a Delaware corporation and the parties thereto, as a “Shareholder”; and

(B) the Series A2 Preferred Stock Purchase Agreement (the “Purchase Agreement”), dated as of August     , 2018, by and among ViraCyte, Inc., a Delaware corporation, the Shareholders party thereto, and ElevateBio, LLC, as a “Seller”.

The undersigned further agrees and authorizes this signature page to be attached to the Purchase Agreement, or counterparts thereof, and to the Redemption Agreement, or counterparts thereof.

Executed, in counterpart, as of the date set forth below.

SHAREHOLDER:

If entity:	If individual:

Name of Entity	By:	/s/ Helen Heslop

By:	Name:	Helen Heslop

Name:	Date:	8/27/2018

Title:	Address:

Date:	[***]

Address:

13

Combined Signature Page

By execution and delivery of this signature page, the undersigned hereby agrees that, if not already a party to and bound by, as of the date hereof, it is a party to and bound by the terms and conditions of the following agreements (in the capacities indicated):

(A) the Redeemable Preferred Stock Redemption Agreement (the “Redemption Agreement”), dated as of August     , 2018, by and among ViraCyte, Inc., a Delaware corporation and the parties thereto, as a “Shareholder”; and

(B) the Series A2 Preferred Stock Purchase Agreement (the “Purchase Agreement”), dated as of August     , 2018, by and among ViraCyte, Inc., a Delaware corporation, the Shareholders party thereto, and ElevateBio, LLC, as a “Seller”.

The undersigned further agrees and authorizes this signature page to be attached to the Purchase Agreement, or counterparts thereof, and to the Redemption Agreement, or counterparts thereof.

Executed, in counterpart, as of the date set forth below.

SHAREHOLDER:

If entity:	If individual:

Name of Entity	By:	/s/ Ifigeneia Tzannou

By:	Name:	Ifigeneia Tzannou

Name:	Date:	8/27/2018

Title:	Address:

Date:	[***]

Address:

13

Combined Signature Page

By execution and delivery of this signature page, the undersigned hereby agrees that, if not already a party to and bound by, as of the date hereof, it is a party to and bound by the terms and conditions of the following agreements (in the capacities indicated):

(A) the Redeemable Preferred Stock Redemption Agreement (the “Redemption Agreement”), dated as of August     , 2018, by and among ViraCyte, Inc., a Delaware corporation and the parties thereto, as a “Shareholder”; and

(B) the Series A2 Preferred Stock Purchase Agreement (the “Purchase Agreement”), dated as of August     , 2018, by and among ViraCyte, Inc., a Delaware corporation, the Shareholders party thereto, and ElevateBio, LLC, as a “Seller”.

The undersigned further agrees and authorizes this signature page to be attached to the Purchase Agreement, or counterparts thereof, and to the Redemption Agreement, or counterparts thereof.

Executed, in counterpart, as of the date set forth below.

SHAREHOLDER:

If entity:	If individual:

Name of Entity	By:	/s/ Jacqueline Christman

By:	Name:	Jacqueline Christman

Name:	Date:	8/27/2018

Title:	Address:

Date:	[***]

Address:

13

Combined Signature Page

By execution and delivery of this signature page, the undersigned hereby agrees that, if not already a party to and bound by, as of the date hereof, it is a party to and bound by the terms and conditions of the following agreements (in the capacities indicated):

(A) the Redeemable Preferred Stock Redemption Agreement (the “Redemption Agreement”), dated as of August     , 2018, by and among ViraCyte, Inc., a Delaware corporation and the parties thereto, as a “Shareholder”; and

(B) the Series A2 Preferred Stock Purchase Agreement (the “Purchase Agreement”), dated as of August     , 2018, by and among ViraCyte, Inc., a Delaware corporation, the Shareholders party thereto, and ElevateBio, LLC, as a “Seller”.

The undersigned further agrees and authorizes this signature page to be attached to the Purchase Agreement, or counterparts thereof, and to the Redemption Agreement, or counterparts thereof.

Executed, in counterpart, as of the date set forth below.

SHAREHOLDER:

If entity:	If individual:

Name of Entity	By:	/s/ James Hannigan

By:	Name:	James Hannigan

Name:	Date:	8/27/2018

Title:	Address:

Date:	[***]

Address:

13

Combined Signature Page

By execution and delivery of this signature page, the undersigned hereby agrees that, if not already a party to and bound by, as of the date hereof, it is a party to and bound by the terms and conditions of the following agreements (in the capacities indicated):

(A) the Redeemable Preferred Stock Redemption Agreement (the “Redemption Agreement”), dated as of August     , 2018, by and among ViraCyte, Inc., a Delaware corporation and the parties thereto, as a “Shareholder”; and

(B) the Series A2 Preferred Stock Purchase Agreement (the “Purchase Agreement”), dated as of August     , 2018, by and among ViraCyte, Inc., a Delaware corporation, the Shareholders party thereto, and ElevateBio, LLC, as a “Seller”.

The undersigned further agrees and authorizes this signature page to be attached to the Purchase Agreement, or counterparts thereof, and to the Redemption Agreement, or counterparts thereof.

Executed, in counterpart, as of the date set forth below.

SHAREHOLDER:

If entity:	If individual:

Name of Entity	By:	/s/ Joe Dziedzic

By:	Name:	Joe Dziedzic

Name:	Date:	8/27/2018

Title:	Address:

Date:	Address

Address:

13

Combined Signature Page

By execution and delivery of this signature page, the undersigned hereby agrees that, if not already a party to and bound by, as of the date hereof, it is a party to and bound by the terms and conditions of the following agreements (in the capacities indicated):

(C) the Redeemable Preferred Stock Redemption Agreement (the “Redemption Agreement”), dated as of August     , 2018, by and among ViraCyte, Inc., a Delaware corporation and the parties thereto, as a “Shareholder”; and

(D) the Series A2 Preferred Stock Purchase Agreement (the “Purchase Agreement”), dated as of August     , 2018, by and among ViraCyte, Inc., a Delaware corporation, the Shareholders party thereto, and ElevateBio, LLC, as a “Seller”.

The undersigned further agrees and authorizes this signature page to be attached to the Purchase Agreement, or counterparts thereof, and to the Redemption Agreement, or counterparts thereof.

Executed, in counterpart, as of the date set forth below.

SHAREHOLDER:

If entity:	If individual:

Name of Entity	By:	/s/ John Wilson

By:	Name:	John Wilson

Name:	Date:	8/27/2018

Title:	Address:

Date:

Address:

13

Combined Signature Page

By execution and delivery of this signature page, the undersigned hereby agrees that, if not already a party to and bound by, as of the date hereof: it is a party to and bound by the terms and conditions of the following agreements (in the capacities indicated):

(A) the Redeemable Preferred Stock Redemption Agreement (the “Redemption Agreement”), dated as of August     , 2018, by and among ViraCyte, Inc., a Delaware corporation and the parties thereto, as a “Shareholder”; and

(B) the Series A2 Preferred Stock Purchase Agreement (the “ Purchase Agreement”), dated as of August     , 2018, by and among ViraCyte, Inc., a Delaware corporation, the Shareholders party thereto, and ElevateBio, LLC, as a “Seller”.

The undersigned further agrees and authorizes this signature page to be attached to the Purchase Agreement, or counterparts thereof, and to the Redemption Agreement, or counterparts thereof.

Executed, in counter part, as of the date set forth below.

SHAREHOLDER:

If entity:	If individual:

Name of Entity	By:	/s/ Juan Vera

By:	Name:	Juan Vera

Name:	Date:

Title:	Address:

Date:

Address:

13

Combined Signature Page

By execution and delivery of this signature page, the undersigned hereby agrees that, if not already a party to and bound by, as of the date hereof, it is a party to and bound by the terms and conditions of the following agreements (in the capacities indicated):

(A) the Redeemable Preferred Stock Redemption Agreement (the “Redemption Agreement”), dated as of August     , 2018, by and among ViraCyte, Inc., a Delaware corporation and the parties thereto, as a “Shareholder”; and

(B) the Series A2 Preferred Stock Purchase Agreement (the “Purchase Agreement”), dated as of August     , 2018, by and among ViraCyte, Inc., a Delaware corporation, the Shareholders party thereto, and ElevateBio, LLC, as a “Seller”.

The undersigned further agrees and authorizes this signature page to be attached to the Purchase Agreement, or counterparts thereof, and to the Redemption Agreement, or counterparts thereof.

Executed, in counterpart, as of the date set forth below.

SHAREHOLDER:

If entity:	If individual:

Name of Entity	By:	/s/ Kruti Patel

By:	Name:	Kruti Patel

Name:	Date:	8/27/2018

Title:	Address:

Date:	[***]

Address:

13

Combined Signature Page

By execution and delivery of this signature page, the undersigned hereby agrees that, if not already a party to and bound by, as of the date hereof, it is a party to and bound by the terms and conditions of the following agreements (in the capacities indicated):

(A) the Redeemable Preferred Stock Redemption Agreement (the “Redemption Agreement”), dated as of August     , 2018, by and among ViraCyte, Inc., a Delaware corporation and the parties thereto, as a “Shareholder”; and

(B) the Series A2 Preferred Stock Purchase Agreement (the “Purchase Agreement”), dated as of August     , 2018, by and among ViraCyte, Inc., a Delaware corporation, the Shareholders party thereto, and ElevateBio, LLC, as a “Seller”.

The undersigned further agrees and authorizes this signature page to be attached to the Purchase Agreement, or counterparts thereof, and to the Redemption Agreement, or counterparts thereof.

Executed, in counterpart, as of the date set forth below.

SHAREHOLDER:

If entity:	If individual:

Name of Entity	By:	/s/ Madeline Giroir

By:	Name:	Madeline Giroir

Name:	Date:	8/31/2018

Title:	Address:

Date:	[***]

Address:

13

Combined Signature Page

By execution and delivery of this signature page, the undersigned hereby agrees that, if not already a party to and bound by, as of the date hereof, it is a party to and bound by the terms and conditions of the following agreements (in the capacities indicated):

(A) the Redeemable Preferred Stock Redemption Agreement (the “Redemption Agreement”), dated as of August     , 2018, by and among ViraCyte, Inc., a Delaware corporation and the parties thereto, as a “Shareholder”; and

(B) the Series A2 Preferred Stock Purchase Agreement (the “Purchase Agreement”), dated as of August     , 2018, by and among ViraCyte, Inc., a Delaware corporation, the Shareholders party thereto, and ElevateBio, LLC, as a “Seller”.

The undersigned further agrees and authorizes this signature page to be attached to the Purchase Agreement, or counterparts thereof, and to the Redemption Agreement, or counterparts thereof.

Executed, in counterpart, as of the date set forth below.

SHAREHOLDER:

If entity:	If individual:

Name of Entity	By:	/s/ Peter Hoang

By:	Name:	Peter Hoang

Name:	Date:	8/27/2018

Title:	Address:

Date:	[***]

Address:

13

Combined Signature Page

By execution and delivery of this signature page, the undersigned hereby agrees that, if not already a party to and bound by, as of the date hereof, it is a party to and bound by the terms and conditions of the following agreements (in the capacities indicated):

(A) the Redeemable Preferred Stock Redemption Agreement (the “Redemption Agreement”), dated as of August     , 2018, by and among ViraCyte, Inc., a Delaware corporation and the parties thereto, as a “Shareholder”; and

(B) the Series A2 Preferred Stock Purchase Agreement (the “Purchase Agreement”), dated as of August     , 2018, by and among ViraCyte, Inc., a Delaware corporation, the Shareholders party thereto, and ElevateBio, LLC, as a “Seller”.

The undersigned further agrees and authorizes this signature page to be attached to the Purchase Agreement, or counterparts thereof, and to the Redemption Agreement, or counterparts thereof.

Executed, in counterpart, as of the date set forth below.

SHAREHOLDER:

If entity:	If individual:

Name of Entity	By:	/s/ Reed A. Smith

By:	Name:	Reed A. Smith

Name:	Date:	8/27/2018

Title:	Address:

Date:	[***]

Address:

13

Combined Signature Page

By execution and delivery of this signature page, the undersigned hereby agrees that, if not already a party to and bound by, as of the date hereof, it is a party to and bound by the terms and conditions of the following agreements (in the capacities indicated):

(A) the Redeemable Preferred Stock Redemption Agreement (the “Redemption Agreement”), dated as of August     , 2018, by and among ViraCyte, Inc., a Delaware corporation and the parties thereto, as a “Shareholder”; and

(B) the Series A2 Preferred Stock Purchase Agreement (the “Purchase Agreement”), dated as of August     , 2018, by and among ViraCyte, Inc., a Delaware corporation, the Shareholders party thereto, and ElevateBio, LLC, as a “Seller”.

The undersigned further agrees and authorizes this signature page to be attached to the Purchase Agreement, or counterparts thereof, and to the Redemption Agreement, or counterparts thereof.

Executed, in counterpart, as of the date set forth below.

SHAREHOLDER:

If entity:		If individual:

Salt Free LP
Name of Entity		By:

By:	/s/ Malcolm K. Brenner	Name:

Name:	Malcolm K. Brenner, MB, PhD	Date:

Title:	Managing Partner	Address:

Date:	8/27/2018
[***]

Address:

13

Combined Signature Page

By execution and delivery of this signature page, the undersigned hereby agrees that, if not already a party to and bound by, as of the date hereof, it is a party to and bound by the terms and conditions of the following agreements (in the capacities indicated):

(A) the Redeemable Preferred Stock Redemption Agreement (the “Redemption Agreement”), dated as of August     , 2018, by and among ViraCyte, Inc., a Delaware corporation and the parties thereto, as a “Shareholder”; and

(B) the Series A2 Preferred Stock Purchase Agreement (the “Purchase Agreement”), dated as of August     , 2018, by and among ViraCyte, Inc., a Delaware corporation, the Shareholders party thereto, and ElevateBio, LLC, as a “Seller”.

The undersigned further agrees and authorizes this signature page to be attached to the Purchase Agreement, or counterparts thereof, and to the Redemption Agreement, or counterparts thereof.

Executed, in counterpart, as of the date set forth below.

SHAREHOLDER:

If entity:	If individual:

Name of Entity	By:	/s/ Stephen Dziedzic

By:	Name:	Stephen Dziedzic

Name:	Date:	8/27/2018

Title:	Address:

Date:

Address:

13

Combined Signature Page

By execution and delivery of this signature page, the undersigned hereby agrees that, if not already a party to and bound by, as of the date hereof, it is a party to and bound by the terms and conditions of the following agreements (in the capacities indicated):

(A) the Redeemable Preferred Stock Redemption Agreement (the “Redemption Agreement”), dated as of August     , 2018, by and among ViraCyte, Inc., a Delaware corporation and the parties thereto, as a “Shareholder”; and

(B) the Series A2 Preferred Stock Purchase Agreement (the “Purchase Agreement”), dated as of August     , 2018, by and among ViraCyte, Inc., a Delaware corporation, the Shareholders party thereto, and ElevateBio, LLC, as a “Seller”.

The undersigned further agrees and authorizes this signature page to be attached to the Purchase Agreement, or counterparts thereof, and to the Redemption Agreement, or counterparts thereof.

Executed, in counterpart, as of the date set forth below.

SHAREHOLDER:

If entity:	If individual:

Name of Entity	By:	/s/ Stephen Handley

By:	Name:	Stephen Handley

Name:	Date:	8/27/2018

Title:	Address:

Date:	[***]

Address:

13

Combined Signature Page

By execution and delivery of this signature page, the undersigned hereby agrees that, if not already a party to and bound by, as of the date hereof, it is a party to and bound by the terms and conditions of the following agreements (in the capacities indicated):

(A) the Redeemable Preferred Stock Redemption Agreement (the “Redemption Agreement”), dated as of August     , 2018, by and among ViraCyte, Inc., a Delaware corporation and the parties thereto, as a “Shareholder”; and

(B) the Series A2 Preferred Stock Purchase Agreement (the “Purchase Agreement”), dated as of August     , 2018, by and among ViraCyte, Inc., a Delaware corporation, the Shareholders party thereto, and ElevateBio, LLC, as a “Seller”.

The undersigned further agrees and authorizes this signature page to be attached to the Purchase Agreement, or counterparts thereof, and to the Redemption Agreement, or counterparts thereof.

Executed, in counterpart, as of the date set forth below.

SHAREHOLDER:

If entity:	If individual:

Name of Entity	By:	/s/ Sunitha Kakarla

By:	Name:	Sunitha Kakarla

Name:	Date:	8/27/2018

Title:	Address:

Date:	[***]

Address:

13

Combined Signature Page

By execution and delivery of this signature page, the undersigned hereby agrees that, if not already a party to and bound by, as of the date hereof, it is a party to and bound by the terms and conditions of the following agreements (in the capacities indicated):

(A) the Redeemable Preferred Stock Redemption Agreement (the “Redemption Agreement”), dated as of August     , 2018, by and among ViraCyte, Inc., a Delaware corporation and the parties thereto, as a “Shareholder”; and

(B) the Series A2 Preferred Stock Purchase Agreement (the “Purchase Agreement”), dated as of August     , 2018, by and among ViraCyte, Inc., a Delaware corporation, the Shareholders party thereto, and ElevateBio, LLC, as a “Seller”.

The undersigned further agrees and authorizes this signature page to be attached to the Purchase Agreement, or counterparts thereof, and to the Redemption Agreement, or counterparts thereof.

Executed, in counterpart, as of the date set forth below.

SHAREHOLDER:

If entity:	If individual:

Name of Entity

By:	/s/ Ulrike Gerdemann

By:	Name:	Ulrike Gerdemann

Name:	Date:	8/27/2018

Address:

Title:

Date:

13

Combined Signature Page

By execution and delivery of this signature page, the undersigned hereby agrees that, if not already a party to and bound by, as of the date hereof, it is a party to and bound by the terms and conditions of the following agreements (in the capacities indicated):

(A) the Redeemable Preferred Stock Redemption Agreement (the “Redemption Agreement”), dated as of August    , 2018, by and among ViraCyte, Inc., a Delaware corporation and the parties thereto, as a “Shareholder”; and

(B) the Series A2 Preferred Stock Purchase Agreement (the “Purchase Agreement”), dated as of August     , 2018, by and among ViraCyte, Inc., a Delaware corporation, the Shareholders party thereto, and ElevateBio, LLC, as a “Seller”.

The undersigned further agrees and authorizes this signature page to be attached to the Purchase Agreement, or counterparts thereof, and to the Redemption Agreement, or counterparts thereof.

Executed, in counterpart, as of the date set forth below.

SHAREHOLDER:

If entity:	If individual:

Name of Entity	By:	/s/ Walter Dziedzic

By:	Name:	Walter Dziedzic

Name:	Date:	8-27-2018

Title:	Address:

Date:

Address:

13

EXHIBIT A

Shareholder	Redeemable Preferred Stock Redeemed	Redemption Price	Series A1 Preferred Stock	Earnout Payment Percentage
Sellers
Wilson, John	[***]	[***]	[***]	[***]
Leen, Ann	[***]	[***]	[***]	[***]
Vera, Juan	[***]	[***]	[***]	[***]
Salt Free LP	[***]	[***]	[***]	[***]
Heslop, Helen	[***]	[***]	[***]	[***]
Dziedzic, Stephen	[***]	[***]	[***]	[***]
Laurence, Eliot	[***]	[***]	[***]	[***]
Arthur, Andrew	[***]	[***]	[***]	[***]
Handley, Stephen	[***]	[***]	[***]	[***]
Hannigan, James	[***]	[***]	[***]	[***]
Smith, Reed A.	[***]	[***]	[***]	[***]
Padmanabhan, Devan V.	[***]	[***]	[***]	[***]
Dziedzic, Joe	[***]	[***]	[***]	[***]
Welch, Dan	[***]	[***]	[***]	[***]
Dziedzic, Walter	[***]	[***]	[***]	[***]
Lee, Daniel E.	[***]	[***]	[***]	[***]
Larson, Brett	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]
Shareholders Not Sellers	[***]	[***]	[***]	[***]
Jacqueline Christman	[***]	[***]	[***]	[***]
Madeline Giroir	[***]	[***]	[***]	[***]
Sunitha Kakarla	[***]	[***]	[***]	[***]
Kruti Patel	[***]	[***]	[***]	[***]
Ifigeneia Tzannou	[***]	[***]	[***]	[***]
Bambi Grilley	[***]	[***]	[***]	[***]
Ali Behbahani	[***]	[***]	[***]	[***]
Peter Hoang	[***]	[***]	[***]	[***]
Ulrike Gerdemann	[***]	[***]	[***]	[***]

Redeemable Preferred Stock Redemption Agreement

EXHIBIT B

Jacqueline Christman

Madeline Giroir

Sunitha Kakarla

Kruti Patel

Ifigeneia Tzannou

Bambi Grilley

Ali Behbahani

Peter Hoang

Ulrike Gerdemann

EXHIBIT C

STOCK ASSIGNMENT SEPARATE FROM CERTIFICATE

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto ViraCyte, Inc., [# of shares] shares of the Redeemable Preferred Stock of ViraCyte, Inc., a Delaware corporation, standing in his name on the books of the corporation. The undersigned does hereby irrevocably constitute and appoint the corporation as its attorney-in-fact to transfer the shares on the books of the corporation with full power of substitution in the premises.

Dated:

Signature

Print Name